                                                                   Exhibit 99.54

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 SEPTEMBER 1996

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1996-13

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

(a)  The amounts below are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 13-A1 ...   $   12.05398110             Class 13-A15 ..    $    0.00000000
                  ---------------                                ---------------
Class 13-A2 ...   $   12.05398093             Class 13-A16 ..    $    0.62457428
                  ---------------                                ---------------
Class 13-A3 ...   $   12.05398093             Class 13-A17 ..    $    0.62457373
                  ---------------                                ---------------
Class 13-A4 ...   $   18.11295063             Class 13-A18 ..    $    0.00000000
                  ---------------                                ---------------
Class 13-A5 ...   $   18.11295075             Class 13-PO ...    $    0.91152197
                  ---------------                                ---------------
Class 13-A6 ...   $    0.00000000             Class 13-M ....    $    0.62456633
                  ---------------                                ---------------
Class 13-A7 ...   $    0.00000000             Class 13-B1 ...    $    0.62456592
                  ---------------                                ---------------
Class 13-A8 ...   $    0.00000000             Class 13-B2 ...    $    0.62456592
                  ---------------                                ---------------
Class 13-A9 ...   $    0.00000000             Class 13-B3 ...    $    0.62456738
                  ---------------                                ---------------
Class 13-A10 ..   $    0.00000000             Class 13-B4 ...    $    0.62457053
                  ---------------                                ---------------
Class 13-A11 ..   $    0.00000000             Class 13-B5 ...    $    0.62457152
                  ---------------                                ---------------
Class 13-A12 ..   $    0.00000000             Class 13-R ....    $ 1000.00000000
                  ---------------                                ---------------
Class 13-A13 ..   $    0.00000000             Class 13-RL ...    $ 1000.00000000
                  ---------------                                ---------------
Class 13-A14 ..   $    0.00000000

                  ---------------

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 13-A1 ...   $   11.08498188             Class 13-A15 ..    $    0.00000000
                  ---------------                                ---------------
Class 13-A2 ...   $   11.08498172             Class 13-A16 ..    $    0.57436581
                  ---------------                                ---------------
Class 13-A3 ...   $   11.08498172             Class 13-A17 ..    $    0.57436530
                  ---------------                                ---------------
Class 13-A4 ...   $   16.65688106             Class 13-A18 ..    $    0.00000000
                  ---------------                                ---------------
Class 13-A5 ...   $   16.65688117             Class 13-PO ...    $    0.83824626
                  ---------------                                ---------------
Class 13-A6 ...   $    0.00000000             Class 13-M ....    $    0.00000000
                  ---------------                                ---------------
Class 13-A7 ...   $    0.00000000             Class 13-B1 ...    $    0.00000000
                  ---------------                                ---------------
Class 13-A8 ...   $    0.00000000             Class 13-B2 ...    $    0.00000000
                  ---------------                                ---------------
Class 13-A9 ...   $    0.00000000             Class 13-B3 ...    $    0.00000000
                  ---------------                                ---------------
Class 13-A10 ..   $    0.00000000             Class 13-B4 ...    $    0.00000000
                  ---------------                                ---------------
Class 13-A11 ..   $    0.00000000             Class 13-B5 ...    $    0.00000000
                  ---------------                                ---------------
Class 13-A12 ..   $    0.00000000             Class 13-R ....    $  919.61168581
                  ---------------                                ---------------
Class 13-A13 ..   $    0.00000000             Class 13-RL ...    $  919.61168581
                  ---------------                                ---------------
Class 13-A14 ..   $    0.00000000
                  ---------------

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

Class 13-A1 ...   $    6.45833350             Class 13-A15 ..    $    6.45833359
                  ---------------                                ---------------
Class 13-A2 ...   $    6.25000000             Class 13-A16 ..    $    6.45833333
                  ---------------                                ---------------
Class 13-A3 ...   $    6.66666683             Class 13-A17 ..    $    6.45833361
                  ---------------                                ---------------

Class 13-A4 ...   $    6.04166663             Class 13-A18 ..    $    6.45833333
                  ---------------                                ---------------
Class 13-A5 ...   $    4.94791657             Class 13-M ....    $    6.45833288
                  ---------------                                ---------------
Class 13-A6 ...   $    2.55208343             Class 13-B1 ...    $    6.45832987
                  ---------------                                ---------------
Class 13-A7 ...   $    6.45833340             Class 13-B2 ...    $    6.45832987
                  ---------------                                ---------------
Class 13-A8 ...   $    6.45833317             Class 13-B3 ...    $    6.45832624
                  ---------------                                ---------------
Class 13-A9 ...   $    6.45833333             Class 13-B4 ...    $    6.45832151
                  ---------------                                ---------------
Class 13-A10 ..   $    6.45833400             Class 13-B5 ...    $    6.45832110
                  ---------------                                ---------------
Class 13-A11 ..   $    6.45833354             Class 13-S ....    $    0.38852632
                  ---------------                                ---------------
Class 13-A12 ..   $    6.45833361             Class 13-R ....    $    6.50000000
                  ---------------                                ---------------
Class 13-A13 ..   $    6.45833234             Class 13-RL ...    $    6.50000000
                  ---------------                                ---------------
Class 13-A14 ..   $    6.45833343
                  ---------------

     vi)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................         0.08806320
                                                                ---------------

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................   $ 419,870,444.82
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,460
                                                                ---------------

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                           Class Certificate         Single

                                           Principal Balance Certificate Balance
                                           ----------------- -------------------

          Class 13-A1 .....................   $ 29,374,598.98            987.95
                                              ---------------   ---------------
          Class 13-A2 .....................   $ 19,583,065.99            987.95
                                              ---------------   ---------------
          Class 13-A3 .....................   $ 19,583,065.99            987.95
                                              ---------------   ---------------
          Class 13-A4 .....................   $ 86,916,641.61            981.89
                                              ---------------   ---------------
          Class 13-A5 .....................   $ 34,766,656.64            981.89
                                              ---------------   ---------------
          Class 13-A6 .....................   $ 34,766,656.64            981.89
                                              ---------------   ---------------
          Class 13-A7 .....................   $ 49,556,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A8 .....................   $ 19,822,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A9 .....................   $  5,832,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A10 ....................   $  5,000,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A11 ....................   $  8,227,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A12 ....................   $  5,947,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A13 ....................   $  3,364,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A14 ....................   $ 33,446,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A15 ....................   $ 12,920,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-A16 ....................   $ 36,151,406.65            999.38
                                              ---------------   ---------------
          Class 13-A17 ....................   $  5,943,285.66            999.38
                                              ---------------   ---------------
          Class 13-A18 ....................   $ 18,516,000.00          1,000.00
                                              ---------------   ---------------
          Class 13-PO .....................   $  1,671,555.86            999.09
                                              ---------------   ---------------
          Class 13-M ......................   $  7,397,376.96            999.38
                                              ---------------   ---------------
          Class 13-B1 .....................   $  5,283,697.92            999.38
                                              ---------------   ---------------
          Class 13-B2 .....................   $  5,283,697.92            999.38
                                              ---------------   ---------------
          Class 13-B3 .....................   $  2,113,679.04            999.38
                                              ---------------   ---------------
          Class 13-B4 .....................   $  1,268,207.42            999.38
                                              ---------------   ---------------
          Class 13-B5 .....................   $  1,903,508.18            999.38
                                              ---------------   ---------------
          Class 13-S ......................   $364,798,546.74            991.63

                                              ---------------   ---------------
          Class 13-R ......................   $          0.00              0.00
                                              ---------------   ---------------
          Class 13-RL .....................   $          0.00              0.00
                                              ---------------   ---------------

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
                                                                ---------------
          unpaid principal balance .........................    $             0
                                                                ---------------
          number of related mortgage loans .................                  0
                                                                ---------------

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

          (a)  delinquent
             (1)  30-59 days
          Number                   16      Principal Balance    $  4,737,195.57
                      ---------------                           ---------------
             (2)  60-89 days
          Number                    0      Principal Balance    $          0.00
                      ---------------                           ---------------
             (3)  90 days or more
          Number                    0      Principal Balance    $          0.00
                      ---------------                           ---------------

          (b)  in foreclosure
          Number                    0      Principal Balance    $          0.00
                      ---------------                           ---------------

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of
          any Modified Mortgage Loan purchased pursuant to
          Section 3.01(c); .................................    $          0.00
                                                                ---------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 13-A5: .....................................           5.937500%
                                                                 ---------------
          Class 13-A6: .....................................           3.062500%

                                                                 ---------------
          Class 13-S: ......................................           0.536084%
                                                                 ---------------

     xi)  The Senior Percentage for such Distribution Date;           94.478200%
                                                                 ---------------

          The Junior Percentage for such Distribution Date;            5.521800%
                                                                 ---------------

     xii) The Senior Prepayment Percentage for such
          Distribution Date; ...............................         100.000000%
                                                                 ---------------

          The Junior Prepayment Percentage for such
          Distribution Date; ...............................           0.000000%
                                                                 ---------------